UNITED STATES
                       SECURITEIS AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934


                         July 26, 2007 (March 14, 2007)
                Date of Report (Date of earliest event reported)


                            WILSON CREEK MINING CORP.
             (Exact name of registrant as specified in its charter)


         Nevada                       333-1140143                11-3790847
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)


         108 Landis Avenue
          Chula Vista, CA                                            91910
(Address of Principal Executive offices)                          (Zip Code)


                                 (619) 977-7971
               (Registrant's telephone number Including area code)


                              510 First Ave. #1005
                               San Diego, CA 92101
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS' COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 14, 2007, the Company announced that its Board of Directors (the "Board") has appointed Susana Gomez as Director of the company. Ms. Gomez will hold office until a successor is appointed or until her earlier resignation or removal.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2007                Wilson Creek Mining Corp., Registrant


                                   By: /s/ Robert Woods
                                      ---------------------------------
                                      Robert Woods, President and Chief
                                      Executive Officer